                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 5, 2000

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-12771                                                   95-3630868
(COMMISSION FILE NUMBER)                                      (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







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                                    FORM 8-K

ITEM 5 OTHER EVENTS.

        Effective as of June 20, 2000, D.A Cox, has resigned as a Director and an Executive Vice President of Science Applications International Corporation (the "Issuer"). Mr. Cox has also indicated his unavailability to stand for re-election as a Director at the Issuer's Annual Meeting of Stockholders scheduled to be held on July 14, 2000.

In view of the vacancy created by Mr. Cox's resignation and in order to give the Nominating Committee of the Board of Directors additional time to evaluate candidates, the Issuer's Board of Directors has reduced the size of the Board of Directors from 20 to 19 members effective as of June 20, 2000. Therefore, at the Issuer's Annual Meeting of Stockholders, six nominees will stand for election as a Class I Director.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                        SCIENCE APPLICATIONS
                                    INTERNATIONAL CORPORATION



Date:   July 5, 2000                By      /S/ DOUGLAS E. SCOTT
                                       -----------------------------------------
                                                   Douglas E. Scott
                                            Its:   Senior Vice President
                                                   and General Counsel